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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 August 19, 1997


                            QUORUM HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

      33-31717-A                                       62-1406040
-----------------------                      ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                103 CONTINENTAL PLACE, BRENTWOOD, TENNESSEE 37027
               (Address of principal executive offices) (Zip Code)


                                 (615) 371-7979
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)




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ITEM 5.           OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces that on August 19, 1997, its Board of Directors declared a stock dividend payable in the form of one share of stock for each two shares held by shareholders of record on the record date of September 2, 1997. The related press announcement is attached to this Report.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        QUORUM HEALTH GROUP, INC.



Date: August 20, 1997                   By: \s\ Steve B. Hewett
                                            -------------------------------
                                            Steve B. Hewett, Vice President
                                            (Chief Financial Officer)



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                                  Exhibit Index




Exhibit No.
-----------

99.1        Press Release dated August 20, 1997



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